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                                                                EXHIBIT 10.2


                               AFFILIATE AGREEMENT

     This Affiliate Agreement (this "AGREEMENT") is made and entered into as of May 28, 1996, between C-Cube Microsystems Inc., a Delaware corporation ("C-CUBE"), DiviCom Inc., a Delaware corporation ("DIVICOM"), Sagem S.A., Sagem International S.A. and Tregor Electronique S.A., each a company organized under the laws of France, and Iena International S.A., a company organized under the laws of Luxembourg (collectively, "STOCKHOLDER").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, C-Cube and DiviCom have entered into an Agreement and Plan of Reorganization (the "REORGANIZATION AGREEMENT") which provides, among other things, for the merger (the "MERGER") of DiviCom with and into C-Cube Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of C-Cube ("MERGER SUB"). Pursuant to the Merger, all outstanding capital stock of DiviCom will be canceled and extinguished and be converted automatically into the right to receive shares of C-Cube Common Stock pursuant to the Reorganization Agreement.

     B. The Stockholder is the beneficial owner (as defined in Rule l3d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of such number of shares of the outstanding capital stock of DiviCom as is indicated on Exhibit A to Agreement (the "SHARES").

     NOW THEREFORE, the parties agree as follows:

     1. TAX TREATMENT: RULE 145. Stockholder understands and agrees that it is intended that the Merger will be treated as a "reorganization" for federal income tax purposes. Stockholder further understands and agrees that Stockholder may be deemed to be an "affiliate" of DiviCom within the meaning of Rule 145 ("RULE 145") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), although nothing contained herein should be construed as an admission of such fact.

     2. RELIANCE UPON REPRESENTATIONS WARRANTIES AND COVENANTS. Stockholder has been informed that the treatment of the Merger as a reorganization for federal income tax purposes requires that former stockholders of DiviCom maintain a meaningful continuing equity ownership interest in C-Cube after the Merger. Stockholder understands that the representations, warranties and covenants of Stockholder set forth herein will be relied upon by C-Cube, DiviCom and their respective counsel.

     3. REPRESENTATIONS WARRANTIES AND COVENANTS OF STOCKHOLDER. Stockholder represents, warrants and covenants as follows:

          (a) Stockholder has full power and authority to execute this Agreement, to make the representations, warranties and covenants herein contained and to perform Stockholder's obligations hereunder.

          (b) Set forth below the signatures below is the number of Shares owned by Stockholder, including all Shares as to which Stockholder has sole or shared voting or investment


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power and all rights, options and warrants to acquire DiviCom Capital Stock owned or held by Stockholder.

          (c) The shares of C-Cube Common Stock issued to Stockholder as consideration in the Merger, and any C-Cube securities issued in exchange therefor, are hereinafter referred to as "Restricted Securities". The Stockholder agrees, in addition to the limitations set forth in Section 3(d), that as to a portion of the Restricted Securities representing two-thirds of all Restricted Securities acquired by Stockholder less the amount contained in the Escrow Fund pursuant to the Reorganization Agreement in respect of Stockholder, Stockholder will not, for a period of 270 days from the date of this Agreement, sell, transfer, exchange, pledge (except in connection with a bona fide loan transaction), make charitable contributions in respect of; or otherwise dispose of such portion of the Restricted Securities (or any option, right or other interest with respect thereto).

          (d) Notwithstanding the foregoing, Stockholder will not sell, transfer, exchange, pledge (except in connection with a bona fide loan transaction) or make charitable contributions in respect of; or otherwise dispose of any Restricted Securities (or any interest with respect thereto), unless: (i) such transaction is permitted pursuant to Rule 145(c) and 145(d) under the Securities Act; or (ii) counsel representing Stockholder, which counsel is reasonably satisfactory to C-Cube, shall have advised C-Cube in a written opinion letter reasonably satisfactory to C-Cube and C-Cube's legal counsel, and upon which C-Cube and its legal counsel may rely, that no registration under the Securities Act would be required in connection with such transaction; or (iii) a registration statement under the Securities Act covering the Restricted Securities (or interests with respect thereto) proposed to be disposed of, describing the manner and terms of the proposed disposition, and containing a current prospectus, shall have been filed with the SEC and made effective under the Securities Act; or (iv) an authorized representative of the SEC shall have rendered written advice to Stockholder (sought by Stockholder or counsel to Stockholder, with a copy thereof and all other related communications delivered to C-Cube) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take any action, with respect to the proposed disposition if consummated.

          (e) Stockholder has no present plan or intent to sell, transfer, exchange, pledge (other than in a preexisting bona fide margin account) or otherwise dispose of; including a distribution by a corporation to its stockholders (but excluding transactions among family members for tax or estate planning purposes or among corporate affiliates, and transfers occurring by operation of law or pursuant to court order) any of the shares of C-Cube Common Stock that Stockholder may acquire in connection with the Merger. If any of Stockholder's representations in this subsection (e) cease to be true at any time prior to the Effective Time of the Merger, Stockholder will deliver to each of DiviCom and C-Cube, prior to the Effective Time of the Merger, a written statement to that effect, signed by Stockholder.

     4. RULES 144 AND 145. From and after the Effective Time of the Merger and for so long as is necessary in order to permit Stockholder to sell the C-Cube Common Stock held by Stockholder pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Securities Act, C-Cube will use its best efforts to file on a timely basis all reports required to be filed by it pursuant to
Section 13 of the Securities Exchange Act of 1934, as amended, referred to in


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paragraph (c)(1) of Rule 144 under the Securities Act.  In addition, C-Cube acknowledges that the covenants herein are given by Stockholder in reliance upon the Registration Rights Agreement being executed concurrently with the Merger and are contingent upon C-Cube's compliance with such Registration Rights Agreement.

     5. LIMITED RESALES. Stockholder understands that, in addition to the restrictions imposed under Section 4, the provisions of Rule 145 limit Stockholder's public resales of Restricted Securities, in the manner set forth in subsections (a), (b) and (c) below:

          (a) Unless and until the restriction "Cut-off" provisions of Rule l45(d)(2) or Rule l45(d)(3) set forth below become available, public resales of Restricted Securities may only be made by Stockholder in compliance with the requirements of Rule 145(d)(1). Rule 145(d)(1) permits such resales only: (i) while C-Cube meets the public information requirements of Rule 144(c); (ii) in broker's transactions or in transactions with a market maker; and (iii) where the aggregate number of Restricted Securities sold at any time together with all sales of restricted C-Cube Common Stock sold for Stockholder's account during the preceding three (3) month period does not exceed the greater of (A) one percent (1%) of the C-Cube Common Stock outstanding or (B) the average weekly volume of trading in C-Cube Common Stock on all national securities exchanges, or reported through the automated quotation system of a registered securities association, during the four (4) calendar weeks preceding the date of receipt of the order to execute the sale.

          (b) Stockholder may make unrestricted sales of Restricted Securities pursuant to Rule l45(d)(2) if: (i) Stockholder has beneficially owned (within the meaning of Rule 144(d) under the Securities Act) the Restricted Securities for at least two (2) years after the Effective Time of the Merger; (ii) Stockholder is not an affiliate of C-Cube; and (iii) C-Cube meets the public information requirements of Rule 144(c).

          (c) Stockholder may make unrestricted resales of Restricted Securities pursuant to Rule 145(d)(3) if Stockholder has beneficially owned (within the meaning of Rule 144(d) under the Securities Act) the Restricted Securities for at least three (3) years and is not, and has not been for at least three (3) months, an affiliate of C-Cube.

          (d) C-Cube acknowledges that the provisions of Section 5(c) will be satisfied as to any sale by the undersigned of the Restricted Securities pursuant to Rule 145(d), by a broker's letter and a letter from the undersigned with respect to that sale stating that each of the above-described requirements of Rule 145(d)(1) has been met or is inapplicable by virtue of Rule l45(d)(2) or Rule l45(d)(3); PROVIDED, HOWEVER, that C-Cube has no reasonable basis to believe that such sales were not made in compliance with such provisions of Rule 145(d).

          (e) C-Cube acknowledges that none of the foregoing restrictions is applicable during any period in which a registration statement in respect of the C-Cube Common Stock acquired by Stockholder is in effect pursuant to the Registration Rights Agreement, and acknowledges its obligations, as set forth therein, to maintain an effective registration statement on behalf of Stockholder under the circumstances and for the periods therein contemplated; provided, however, that Seller shall not request registration as to the Restricted Securities and for


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the period specified in Section 3(c) hereof.

     6. LEGENDS. Stockholder also understands and agrees that stop transfer instructions will be given to C-Cube's transfer agent with respect to certificates evidencing the Restricted Securities and that there will be placed on the certificate evidencing the Restricted Securities legends stating in substance:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE OTHER CONDITIONS SPECIFIED IN THAT CERTAIN AFFILIATE AGREEMENT DATED AS OF _________, 1996, AMONG C-CUBE MICROSYSTEMS INC., DIVICOM, INC. AND THE PERSON OR ENTITY NAMED THEREIN. A COPY OF SUCH AFFILIATE AGREEMENT MAY BE INSPECTED BY THE HOLDER OF THIS CERTIFICATE AT THE OFFICES OF C-CUBE MICROSYSTEMS INC., OR C-CUBE MICROSYSTEMS INC. WILL FURNISH, WITHOUT CHARGE, A COPY THEREOF TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST THEREFOR."

C-Cube agrees to remove promptly such stop transfer instructions and legend upon full compliance with this Agreement by the undersigned, including, without limitation, a sale or transfer of C-Cube Common Stock permitted under Section 3.

     7. TERMINATION. This Agreement shall be terminated and shall be of no further force and effect upon the termination of the Reorganization Agreement pursuant to Article VIII of the Reorganization Agreement.

     8. COUNTERPARTS. This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     9. BINDING AGREEMENT. This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns, including administrators, executors, representatives, heirs, legatees and devisees of Stockholder and pledgees holding Restricted Securities as collateral.

     10. WAIVER. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

     11. GOVERNING LAW. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware.

     12. ATTORNEYS' FEES. In the event of any legal actions or proceeding to enforce of


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interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

     13. EFFECT OF HEADINGS; DEFINITION OF TERMS. The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement. Capitalized terms that are not defined herein shall have the meanings set forth in the Reorganization Agreement.

     14. THIRD PARTY RELIANCE. Counsel to the parties shall be entitled to rely upon this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Affiliate Agreement to be duly executed on the day and year first above written.

                              C-CUBE MICROSYSTEMS INC.


                              By: ______________________________________

                              Name:

                              Title:



                              DIVICOM INC.

                              By: ______________________________________

                              Name:

                              Title:



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                              SAGEM S.A.


                              By:  ______________________________________

                              Name:

                              Title:



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                              SAGEM INTERNATIONAL S.A.

                              By: ______________________________________

                              Name:

                              Title:


                              IENA INTERNATIONAL S.A.

                              By:  ______________________________________

                              Name:

                              Title:


                              TREGOR ELECTRONIQUE S.A.

                              By: ______________________________________

                              Name:

                              Title:




                              Stockholder's Address for Notice:

     SAGEM S.A.

     27 rue Leblanc

     75015 Ponnant

     France



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     Attention:  Michel Toussan

     Telephone No.:  011-33-1-40-70-64-56

     Facsimile No.:  011-33-1-40-70-64-38



     with a copy to:



     Gibson, Dunn & Crutcher LLP

     333 South Grand Avenue

     Los Angeles, California 90071-3197

     Attention:  Jennifer Bellah, Esq.

     Telephone No.:  (213) 229-7000

     Facsimile No.:  (213) 229-7520


                      [Signature Page to Affiliate Agreement]



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